SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 7, 2005

CIGNA Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8323 (Commission File Number)	06-1059331 (IRS Employer Identification No.)

One Liberty Place, 1650 Market Street
Philadelphia, Pennsylvania 19192
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

(215) 761-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communication pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 9, 2005, CIGNA issued a news release announcing results for the fourth quarter and full year 2004 and announcing that it will restate its financial statements included in the Form 10-K for the year ended December 31, 2003 and its interim financial statements included in the Form 10-Qs for the first three quarters ended September 30, 2004. As described in more detail under Item 4.02(a), CIGNA identified the need to restate prior periods to account for certain of its stock option grants as variable awards rather than fixed awards under Accounting Principles Board (APB) No. 25. Further, CIGNA elected to adopt retroactively in the fourth quarter of 2004 fair value accounting for its stock options in accordance with Statement of Financial Accounting Standards (SFAS) No. 123 (as revised in 2004 and referred to as “SFAS No. 123R”). Neither the restatement for variable accounting nor the retroactive adoption of fair value accounting has any impact on CIGNA’s net cash flow or liquidity. The news release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)  Prior to CIGNA's adoption of fair value accounting for its stock options in accordance with SFAS No. 123R in the fourth quarter of 2004, CIGNA accounted for stock option grants as fixed awards under APB No. 25 and disclosed in the footnotes to the financial statements the expense based on the fair value of stock options pursuant to SFAS No. 123. While reviewing changes to its equity compensation plans and during the normal year end closing process, CIGNA determined that certain stock option grants under these plans required variable rather than fixed accounting treatment under APB No. 25. Variable accounting should have been used because participants were permitted to elect to pay the option exercise price using restricted stock. As a result, CIGNA concluded on February 7, 2005 that its financial statements included in the Form 10-K for the year ended December 31, 2003 and in each of the Form 10-Q filings for the three quarters ended September 30, 2004 should no longer be relied upon. CIGNA's management and the Audit Committee of CIGNA's Board of Directors discussed the restatement with CIGNA's independent registered public accounting firm.

The retroactive adoption of SFAS No. 123R will be reflected in CIGNA's annual financial statements for the year ended December 31, 2004. A copy of the news release is attached hereto as Exhibit 99.1 and incorporated by reference herein. In addition, this current report on Form 8-K and the news release contain statements intended as "forward-looking statements" which are subject to the cautionary statements about forward-looking statements set forth in the news release.

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIGNA CORPORATION

Date: February 9, 2005	By:	/s/ Michael W. Bell

Michael W. Bell
Executive Vice President and
Chief Financial Officer

Index to Exhibits

Number	Description	Method of Filing

99.1	CIGNA Corporation	Furnished herewith.
news release dated
February 9, 2005